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                                  SCHEDULE 14C
                                 (RULE 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                       SCHEDULE 14C INFORMATION STATEMENT

       INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Check the appropriate box:

[ ]  Preliminary Information Statement       [ ] Confidential, for Use of
                                                 the Commission Only (as
[X]  Definitive Information Statement            permitted by Rule 14c-5(d)(2))

                              ROSS TECHNOLOGY, INC.
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                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials:

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     [ ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                          [ROSS TECHNOLOGY, INC. LOGO]

                        5316 HIGHWAY 290 WEST, SUITE 500
                              AUSTIN, TEXAS 78735

                                                                   April 7, 1998

Dear Stockholders:

     The attached Information Statement relates to the Stock Option and Restricted Stock Purchase Plan 3.0 (the "Plan") of Ross Technology, Inc., a Delaware corporation (the "Company"), and is to inform you that the Plan has been amended to increase the maximum number of shares of common stock, par value $.01 per share, of the Company ("Common Stock") that may be issued or sold pursuant to the Plan from 7,200,000 shares to 9,695,000 shares and to increase the maximum number of shares of Common Stock that may be covered by stock option grants or stock purchase rights received during any fiscal year of the Company to any participant under the Plan from 600,000 shares to 1,000,000 shares (the "Plan Amendments").

     The attached Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Information Statement contains a more detailed description of the Plan Amendments. I encourage you to read the Information Statement thoroughly.

     In accordance with Delaware law, Fujitsu Limited, a Japanese corporation and majority holder of the outstanding shares of Common Stock, has executed a written consent approving the Plan Amendments. ACCORDINGLY, STOCKHOLDERS OF THE COMPANY ARE NOT BEING ASKED FOR, AND ARE REQUESTED NOT TO SEND, PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE PLAN AMENDMENTS. FOR THAT REASON, NO PROXY CARD HAS BEEN ENCLOSED FOR STOCKHOLDERS. NO MEETING OF STOCKHOLDERS WILL BE HELD TO CONSIDER APPROVAL OF THE PLAN AMENDMENTS. The Plan Amendments will be effective twenty days after the date hereof.

                                                        Sincerely,

                                                        /s/ FRED T. MAY
                                                        Fred T. May
                                                        Chairman of the Board

                          [ROSS TECHNOLOGY, INC. LOGO]
                        5316 Highway 290 West, Suite 500
                              Austin, Texas 78735

                             INFORMATION STATEMENT

     This Information Statement is being furnished to the stockholders of Ross Technology, Inc. (the "Company") in connection with the Plan Amendments (as hereinafter defined). As a result of the Plan Amendments, the Plan has been amended to increase the maximum number of shares of common stock of the Company, par value $.01 per share ("Common Stock") that may be issued or sold pursuant to the Stock Option and Restricted Stock Purchase Plan 3.0 (the "Plan") from 7,200,000 shares to 9,695,000 shares and to increase the number of shares of Common Stock that may be covered by stock option grants or stock purchase rights received during any Fiscal Year under the Plan to any participant in the Plan from 600,000 shares to 1,000,000 shares (the "Plan Amendments").

     As required by the Bylaws of the National Association of Securities Dealers, Inc. and in conformance with Delaware law when acting by written consent, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Plan Amendments. In accordance with Delaware law, Fujitsu Limited, a Japanese corporation and majority holder of the outstanding shares of Common Stock, has executed a written consent approving the Plan Amendments. ACCORDINGLY, STOCKHOLDERS OF THE COMPANY ARE NOT BEING ASKED FOR, AND ARE REQUESTED NOT TO SEND, PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE PLAN AMENDMENTS. FOR THAT REASON, NO PROXY CARD HAS BEEN ENCLOSED FOR STOCKHOLDERS. NO MEETING OF STOCKHOLDERS WILL BE HELD TO CONSIDER APPROVAL OF THE PLAN AMENDMENTS. The Plan Amendments will be effective twenty days after the date hereof.

     This Information Statement is being furnished by the Company and was first mailed on or about April 7, 1998 to holders of record of Common Stock as of the close of business on March 24, 1998.

            The date of this Information Statement is April 7, 1998.

                  NOTICE RIGHTS AND CERTAIN OTHER INFORMATION

RECORD DATE; OUTSTANDING SECURITIES; STOCKHOLDER APPROVAL

     Only common stockholders of record on the books of the Company as of the close of business on March 24, 1998 (the "Record Date") will be entitled to receive this Information Statement. On the Record Date, the Company had 23,476,965 shares of Common Stock issued and outstanding. Written consents representing a majority of the outstanding shares of Common Stock entitled to vote on these proposals was required to approve the Plan Amendments. Each share of Common Stock outstanding on the Record Date constituted one vote for purposes of determining the majority of the outstanding shares of Common Stock.

     In accordance with Delaware law, Fujitsu Limited, a Japanese corporation and majority holder of the outstanding shares of Common Stock, has executed a written consent approving the Plan Amendments.

                    AMENDMENT OF THE COMPANY'S STOCK OPTION
                     AND RESTRICTED STOCK PURCHASE PLAN 3.0

     The Plan Amendments reflected in the Plan, and the reason for such amendments, are as follows:

  Increase In Aggregate Number of Shares

     The Board believed that it was necessary to increase the number of shares of Common Stock available for issuance under the Plan in order to permit the Company to utilize the Plan to make additional grants of stock options (as described below) to highly qualified officers and other employees to provide adequate incentives to them, as well as to permit the Company to utilize the Plan in the future (through the issuance of stock options and stock purchase rights) to attract and retain highly qualified officers and other employees. Under the Plan as in effect prior to the Plan Amendments, a maximum of 7,200,000 shares of Common Stock could be issued pursuant to the exercise of options and stock purchase rights which had been or could be granted under the Plan. As of December 9, 1997 (the day immediately prior to the meeting of the Executive Committee of the Company's Board of Directors at which the Plan Amendments were approved), the Company had issued options and stock purchase rights (either exercised or still outstanding) covering 7,082,394 shares, leaving 117,606 shares available for issuance pursuant to options and stock purchase rights that may be granted in the future (including pursuant to ratification of option grants made in the ordinary course to new employees). On December 10, 1997, the Stock Option Committee of the Board approved grants of stock options to purchase 1,252,734 shares of Common Stock, subject to stockholder approval of the Plan Amendments, and also determined to reprice (through the issuance of replacement options) any then-outstanding stock options held by officers, directors or employees to $1.0625 (the closing price of the Company's Common Stock on The Nasdaq Stock Market's National Market on that date). The number of shares available for future option grants under the Plan prior to the effect of the Plan Amendments was not sufficient for such purposes, and, as a result, the Plan Amendments increased the shares of Common Stock available for issuance to 9,695,000. Based on the closing price of the Company's Common Stock on The Nasdaq Stock Market's National Market on April 1, 1998, such shares had an aggregate market value of $9,392,031 ($2,417,031 of which related to the additional 2,495,000 shares of Common Stock authorized for issuance by the Plan Amendments).

  Increase In Number of Shares That May Be Granted per Individual

     The Board believed that it was necessary to increase the number of shares of Common Stock permitted to be covered by option grants or stock purchase rights received by a Plan participant in any Fiscal Year in order to insure that the Company has the flexibility under the Plan to attract and retain highly qualified officers and other employees by providing adequate incentives through the issuance of stock options and stock purchase rights. In particular, the Board believed that it was necessary to increase the number of shares of Common Stock permitted to be covered by option grants and stock purchase rights granted to a Plan participant in any Fiscal Year in order to permit the Company to grant options to purchase an additional 400,000 shares of Common Stock to Jack W. Simpson, Sr., the Company's Chief Executive Officer and President.

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Mr. Simpson's May 21, 1997 employment letter provided for the grant by the
Company to Mr. Simpson of options to purchase 600,000 shares of Common Stock. Because of the significant efforts undertaken by Mr. Simpson on behalf of the Company in connection with the Company's turn-around plan, the Stock Option Committee of the Board of Directors determined on December 10, 1997 to grant Mr. Simpson options to purchase an additional 400,000 shares of Common Stock, subject to stockholder approval of the Plan Amendments. Accordingly, the Plan Amendments increase the maximum number of shares of Common Stock underlying option grants or stock purchase rights that may be granted to an individual participant in a given Fiscal Year from 600,000 to 1,000,000.

OPTIONS TO BE RECEIVED BY CERTAIN INDIVIDUALS

     Pursuant to the Plan, on December 10, 1997, the Stock Option Committee of the Company's Board of Directors approved the following option grants to the Company's chief executive officer and its next four most highly compensated executive officers in Fiscal 1997: Jack W. Simpson, Sr., Chief Executive Officer and President (1,000,000 shares, including 600,000 shares which were required to be granted pursuant to the terms of Mr. Simpson's employment letter dated May 21, 1997); Mitchell K. Alsup, Chief Architect (100,000 shares); Trevor S. Smith, Vice President of Engineering (100,000 shares); Joe D. Jones, Vice President of Operations (75,000 shares); and Carter L. Godwin, Chief Accounting Officer and Corporate Controller (25,000 shares). All current officers of the Company as a group (including these executive officers) were granted options to purchase 1,550,000 shares of Common Stock (including options to purchase 600,000 shares which were required to be granted pursuant to the terms of Mr. Simpson's employment letter dated May 21, 1997, as well as options to purchase 100,000 shares which were granted to Frank A. Baffi, the Company's Vice President of Sales, and Francis S. (Kit) Webster III, the Company's Chief Financial Officer), and all employees of the Company as a group (including all officers who are not executive officers) were granted stock options to purchase 302,734 shares of Common Stock. On February 17, 1998, the Stock Option Committee also approved the grant of options to purchase 180,000 shares of Common Stock to Fred T. May, the Company's Chairman of the Board and the only director of the Company who is not an executive officer to whom an option grant was made. All of these option grants were made by the Stock Option Committee subject to effectiveness of stockholder approval of the Plan Amendments. After giving effect to these option grants, the Company has issued options and stock purchase rights (either exercised or still outstanding) covering 8,214,703 shares, leaving 1,480,297 shares available for issuance (after giving effect to the Plan Amendments) pursuant to options and stock purchase rights that may be granted in the future (including pursuant to ratification of option grants made in the ordinary course to new employees).

     Except as noted below, all of the granted options have an exercise price of $1.0625, the closing price of the Company's Common Stock on The Nasdaq Stock Market's National Market on December 10, 1997. Except as noted below, twenty-five percent of the options vest on the first anniversary of the grant date, with the remaining seventy-five percent to vest in thirty-six equal monthly installments thereafter. The options to purchase 600,000 shares of Common Stock which were granted to Mr. Simpson as required by his employment letter (as modified) have the following terms: (i) 100,000 of such options have an exercise price of $.05 per share and vest 50% immediately and 50% on April 30, 1999; (ii) 100,000 of such options have an exercise price of $.05 per share and vest 50% when the average price of the Common Stock equals or exceeds $4.00 per share for ten consecutive trading days and 50% when the average price of the Common Stock equals or exceeds $7.00 per share for ten consecutive trading days; and (iii) the remaining 400,000 options have an exercise price of $1.0625 and vest immediately as to 156,250 shares, with the remainder to vest ratably from March 1998 through May 2001. The options to purchase 180,000 shares of Common Stock granted to Mr. May vested one-third upon grant, with the remaining two-thirds to vest in twenty-four equal monthly installments thereafter. The options granted to Messrs. Simpson, Baffi and Webster (other than Mr. Simpson's performance-related options) will also vest automatically upon the occurrence of a Major Event. Under the Plan, a "Major Event" occurs when (a) any person or group other than Fujitsu or its affiliates becomes the beneficial owner of securities of the Company, or of any entity resulting from a merger or consolidation of the Company, representing more than 50 percent of the combined voting power of the Company or such entity, (b) Fujitsu or its affiliates directly or indirectly acquire all of the outstanding Common Stock of the Company, or (c) a merger, consolidation, or reorganization to which the Company is a
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party, or a sale of substantially all of the assets of the Company, is consummated, if persons who are not stockholders of the Company immediately before the consummation of such transaction or Fujitsu or its affiliates are the beneficial owners, immediately following the consummation of such transaction, of more than 50% of the combined voting power of the outstanding securities of the Company or the entity resulting from such transaction.

SUMMARY OF THE PLAN

     The principal features of the Plan, as amended by the Plan Amendments, are summarized below. This summary, however, is not intended to be a complete discussion of all of the terms of the Plan. A copy of the Plan, as amended by the Plan Amendments, is attached hereto as Exhibit A.

  Shares Subject to the Plan

     Up to an aggregate of 9,695,000 shares of Common Stock are authorized for issuance under the Plan, as amended. Up to an aggregate of 7,200,000 shares of Common Stock were authorized for issuance under the Plan prior to the Plan Amendments. Shares which are not issued before the expiration or termination of an option or are forfeited shares of restricted stock will thereafter be available for future options and stock purchase rights under the Plan. The aggregate number of shares available under the Plan and the number of shares subject to outstanding options and stock purchase rights will be increased or decreased to reflect any changes in the outstanding Common Stock of the Company by reason of any recapitalization, reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction.

  Type of Options and Stock Purchase Rights

     Two types of options may be granted under the Plan: options intended to qualify as incentive stock options under Section 422 of the Code ("ISOs"), and options not so qualified for favorable federal income tax treatment ("NSOs"). Stock purchase rights which give participants the right to purchase Common Stock subject to certain restrictions may also be granted under the Plan. Each option granted shall be subject to a stock option agreement, and each stock purchase right granted shall be subject to a stock purchase agreement, between the participant and the Company. Such agreements shall contain such terms and provisions as the Committee may determine in its discretion, and need not be uniform.

  Eligibility and Participation

     All key employees, officers, Directors, consultants, and advisors to the Company or any subsidiary are eligible for selection to participate in the Plan, subject to two restrictions: (1) no ISO may be granted to any person who, at the time of grant, is not a regular employee of the Company, and (2) no participant may receive grants of options with respect to more than 1,000,000 shares of Common Stock or grants of stock purchase rights with respect to more than 1,000,000 shares of Common Stock reduced by the number of shares covered by options granted to such participant in such fiscal year (subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction) during any fiscal year of the Company or portion thereof. Prior to the Plan Amendments, no participant was eligible to receive grants of options or stock purchase rights covering more than 600,000 shares of Common Stock in any fiscal year (subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction). If an option is cancelled or any restricted stock is forfeited (i.e., repurchased by the Company), the cancelled option or the forfeited stock continues to be counted against the maximum number of shares for which options or stock purchase rights may be granted to a participant during a fiscal year of the Company or portion thereof. Subject to such limitations, an individual who has been granted an option or stock purchase right may, if such individual is otherwise eligible, be granted additional options or stock purchase rights as the Committee may determine.

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

  Administration of the Plan

     The Plan shall be administered by a Committee of the Board (the "Committee") consisting of two or more directors of the Company who are both (a) "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act, and (b) "outside directors" within the meaning of Section 162(m) of the Code.

  Stock Purchase Rights; Restricted Stock

     Each stock purchase right shall entitle the participant to whom it is granted to purchase, within 60 days after the date of grant, shares of Common Stock on the terms, conditions, and restrictions determined by the Committee in its sole discretion. Unless the Committee determines otherwise, such Common Stock shall be restricted stock, in that it shall be subject to a repurchase option exercisable upon the voluntary or involuntary termination of the participant's employment with the Company for any reason, including death or disability. The purchase price for restricted stock repurchased by the Company on the participant's termination of employment shall be the original price paid by the participant, unless the Committee determines otherwise. The repurchase option shall lapse, and the restricted stock shall accordingly vest, at such rate as the Committee may determine.

  Automatic Grants of Options to Non-Employee Directors

     Any Director who is not a substantially full-time employee of the Company, including any Director who is an employee or designee of any stockholder if such stockholder permits such Director to hold options as his or her personal property (a "Non-Employee Director"), shall receive automatic grants of NSOs. Each person who becomes a Non-Employee Director will initially be granted an NSO to purchase 10,000 shares of Common Stock on the date he or she first becomes a Non-Employee Director, unless he or she was a regular employee of the Company, or otherwise received Company options, within one year before such date. Such NSO shall become exercisable ratably each month over four years, and shall have a term of 10 years from the grant date. In addition, on each August 31st thereafter, each Non-Employee Director who has completed six months of service as a Non-Employee Director as of such August 31st shall receive another NSO to purchase an additional 2,000 shares of Common Stock, which such NSO shall become exercisable ratably each month during the 37th through 48th months following the grant date. All such NSOs shall have an exercise price not less than the per-share fair market value of Common Stock on the date of grant, and, once exercisable, shall be fully exercisable for a period of 10 years from the date of grant. The number of NSOs to be automatically granted to Non-Employee Directors shall be adjusted on any recapitalization, reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction. In addition to automatic grants, the Committee may make grants of options and stock purchase rights under the Plan to Non-Employee Directors as it may determine in its discretion.

  Option Price; Exercisability of Options

     The purchase price for shares of Common Stock covered by each option shall be determined by the Committee, but, in the case of an ISO, shall not be less than 100% of the fair market value of such shares on the date of grant, or, if the ISO is granted to a 10% shareholder of the Company (measured by ownership of voting power), not less than 110% of the fair market value of such shares on the date of grant. Except for NSOs automatically issued to Non-Employee Directors, the Committee shall determine when and under what conditions any option shall become exercisable. However, the aggregate fair market value of shares of Common Stock (determined at the date of grant) for which ISOs (whenever granted) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. The purchase price of shares on the exercise of an option shall be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject to the approval of the Committee, by the delivery of shares of Common Stock already owned by the participant, by the participant's five-year, full-recourse, interest-bearing promissory note, secured by the shares issuable on the exercise of the option, or through a "cashless" exercise.

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

  Duration of Option

     Each option shall expire on the date specified by the Committee, but all options shall expire within 10 years of the date of grant. ISOs granted to 10% shareholders of the Company (measured by ownership of voting power) shall expire within five years from the date of grant.

  Termination of Employment; Death or Disability

     If a participant ceases to be employed by the Company or any of its subsidiaries for any reason other than death or permanent disability, the participant's ISOs and NSOs shall be exercisable for a period of three months (unless otherwise determined by the Committee in an individual option agreement) after the termination of employment. If a participant dies or becomes permanently disabled, the participant's ISOs and NSOs shall be exercisable for a period of 12 months (unless otherwise determined by the Committee in an individual option agreement) after the date of death or permanent disability. After a participant's death, any ISOs which remained exercisable on the date of death may be exercised by the person or persons to whom the participant's rights pass by will or the laws of descent and distribution. The termination of a participant's employment by reason of death, disability or otherwise will cause any stock purchase right to lapse immediately, unless otherwise determined by the Committee.

  Major Events

     Upon a "Major Event," the Plan shall terminate, all options theretofore granted shall terminate, and all nonvested shares of restricted stock shall be forfeited, but the Committee may provide for any or all of the following alternatives: (i) the options theretofore granted will become immediately exercisable, (ii) the successor corporation will assume the options and restricted stock agreements, or substitute new options covering the stock of the successor corporation and restricted stock of the successor corporation, with appropriate adjustments as to the number and kind of shares and option prices,
(iii) the successor corporation will continue the Plan, (iv) the options will be cashed out, or (v) restricted stock will vest (i.e., the Company's repurchase options will be cancelled). Under the Plan, a "Major Event" occurs when (a) any person or group other than Fujitsu or its affiliates becomes the beneficial owner of securities of the Company, or of any entity resulting from a merger or consolidation of the Company, representing more than 50 percent of the combined voting power of the Company or such entity, (b) Fujitsu or its affiliates directly or indirectly acquire all of the outstanding Common Stock of the Company, or (c) the consummation of a merger, consolidation, or reorganization to which the Company is a party, or a sale of substantially all of the assets of the Company, if persons who are not stockholders of the Company immediately before the consummation of such transaction or Fujitsu or its affiliates are the beneficial owners, immediately following the consummation of such transaction, of more than 50% of the combined voting power of the outstanding securities of the Company or the entity resulting from such transaction.

  Rights as a Stockholder; Assignability

     The recipient of an option will have no rights as a stockholder with respect to shares of Common Stock covered by the option until the date such recipient becomes a holder of record of such shares. An ISO granted under the Plan shall, by its terms, be non-transferable by the option holder, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the option holder's lifetime only by him or her. An NSO or a nonvested share of restricted stock issued under the Plan shall be nontransferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, pursuant to a "qualified domestic relations order" as defined in the Code, or, with the consent of the Committee, to a member of the holder's immediate family or a trust exclusively for the benefit of one or more of the holder's immediate family as part of the holder's estate plan.

  Amendment, Termination, and Duration of the Plan

     The Plan shall continue in effect until terminated by the Board, or until no shares of Common Stock remain available for issuance under the Plan. The Board may suspend or terminate the Plan at any time. The

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

Board may also amend the Plan at any time, except that no such amendment without appropriate stockholder approval shall increase the maximum number of shares which may be issued under the Plan, change the minimum exercise price of ISOs, increase the maximum term of ISOs, permit the granting of options to anyone other than those eligible under the terms of the Plan, or otherwise materially increase the benefits accruing to participants under the Plan. Furthermore, no amendment of the Plan shall amend or impair any rights or obligations under any option, stock purchase right, or restricted stock purchase agreement theretofore granted under the Plan, without specific action of the Board or the Committee and the written consent of the holder of the affected option, stock purchase right, or restricted stock; provided, however, that the Board or the Committee may unilaterally amend this Plan or any option, Stock Purchase Right or Restricted Stock purchase agreement, without the consent of the holder thereof, if such amendment is necessary or desirable to comply with the Securities Act, state blue sky laws, or applicable listing requirements of any principal securities exchange on which shares of the same class of securities for which the options or Stock Purchase Rights are exercisable are listed, to preserve the status of options as ISOs, or to preserve the tax deductibility to the Company of any awards made under this Plan. All ISOs granted under the Plan shall be granted within 10 years from the date of the adoption of the Plan.

FEDERAL INCOME TAX MATTERS

     The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The recently-enacted Taxpayer Relief Act of 1997 has changed various tax rules, including the rules governing the taxation of capital gains, and there is some uncertainty regarding the impact of the Taxpayer Relief Act of 1997 on the Plan. No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed above. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OF THE PLAN, INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS. THE COMPANY DOES NOT UNDERTAKE TO, AND IS NOT, PROVIDING TAX ADVICE TO ANY PARTICIPANT.

     The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

  Non-Qualified Stock Options

     Under current federal income tax law, the grant of an NSO has no tax effect on the Company or the optionee to whom it is granted. If the shares of Common Stock received on the exercise of an NSO are not subject to restrictions on transfer or risk of forfeiture, the exercise of the NSO will result in ordinary income to the optionee equal to the excess of the fair market value of the shares at the time of exercise over the option price. The optionee's tax basis in the shares will be equal to the aggregate exercise price paid by the optionee plus the amount of taxable income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the optionee will be treated as capital gain or loss, and will be long-term capital gain or loss if the shares are held for the applicable period after exercise. At the time of recognition of ordinary income by the optionee upon exercise, the Company will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized income.

  Incentive Stock Options

     The federal income tax consequences associated with ISOs are generally more favorable to the optionee and less favorable to the Company than those associated with NSOs. Under current federal income tax law, the grant of an ISO does not result in income to the optionee or in a deduction for the Company at the time of the grant. Generally, the exercise of an ISO will not result in income for the optionee if the optionee does not dispose of the shares within two years after the date of grant nor within one year after the date of exercise. If these requirements are met, the basis of the shares of Common Stock upon a later disposition will be the
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

option price, any gain or loss on a later disposition will be taxed to the optionee as capital gain or loss (which will be long-term capital gain or loss if the shares are held for the applicable period after exercise), and the Company will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the optionee to be subject to the alternative minimum tax. Under the Taxpayer Relief Act of 1997, the alternative minimum tax rate may be higher than the rate on long-term capital gains. If the optionee disposes of the shares before the expiration of either of the holding periods described above (a "Disqualifying Disposition"), the optionee will have compensation taxable as ordinary income, and the Company will normally be entitled to a deduction, equal to the lesser of
(a) the fair market value of the shares on the exercise date minus the option price, or (b) the amount realized on the disposition minus the option price. If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the optionee's holding period for the shares.

  Restricted Stock

     Under current federal income tax law, the grant of a stock purchase right has no tax effect on the Company or the individual to whom it is granted. The income tax consequences resulting from a purchase of restricted stock pursuant to the exercise of a stock purchase right will vary depending on whether the purchaser makes an election under Section 83(b) of the Code. Such election may be made within 30 days of the date the restricted stock is purchased with respect to some or all of the shares of restricted stock purchased. If no election is made, the participant will not recognize any income as a result of the purchase of shares subject to the transfer restrictions and forfeiture provisions (i.e., the Company's repurchase right) described above. The participant will recognize compensation income when the transfer restrictions or forfeiture provisions lapse or are otherwise removed in an amount equal to the difference between the purchase price paid for such shares and the fair market value of such shares when such restrictions lapse or are otherwise removed. In addition, any dividends paid on any shares while such shares are subject to transfer restrictions and forfeiture provisions will be considered compensation income and not dividend income.

     If the participant makes an election under Section 83(b) of the Code, the participant recognizes compensation income when he or she purchases the shares in an amount equal to the difference between the fair market value of such shares at the time of purchase (determined without regard to the transfer restrictions) and the purchase price paid for such shares. The participant recognizes no additional income upon the subsequent lapse or removal of the transfer restrictions or forfeiture provisions with respect to such shares, and any dividends paid on the shares while such shares are subject to the transfer restrictions and forfeiture provisions will be taxed as dividend (rather than compensation) income.

     In general, the Company is entitled to a deduction in the amount of the compensation income recognized by the participant at the time the participant recognizes such income, provided certain reporting requirements are timely met.

     If and to the extent any shares are forfeited (i.e., repurchased by the Company), the participant will be allowed to deduct -- as an ordinary deduction if no Section 83(b) election was made or as a capital loss if such an election was made -- an amount equal to the difference, if any, between the purchase price paid for the shares and the amount received as a result of the forfeiture.

     The participant will recognize a capital gain or loss upon the subsequent sale or other taxable disposition of such shares (other than a sale to the Company as a result of the forfeiture provisions), in an amount equal to the difference between the proceeds realized from the sale or other disposition and the sum of (a) the purchase price paid for such shares plus (b) in the case of a gain taxable to a participant who made a Section 83(b) election, the amount of gross income taxable as compensation to such participant as a result of the purchase of the shares.

     The Company is not entitled to any deduction corresponding to any capital gains realized by a participant.

  $1,000,000 Limit on Deductible Compensation

     Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, the deduction limit does not apply to "performance-based compensation," as defined in Section 162(m). Compensation is performance-based compensation if
(i) the compensation is payable on account of the attainment of one or more performance goals; (ii) the performance goals are established by a compensation committee of the board of directors consisting of "outside directors"; (iii) the material terms of the compensation and the performance goals are disclosed to and approved by the stockholders in a separate vote; and (iv) the compensation committee certifies that the performance goals have been satisfied. The Company believes that, upon effectiveness of stockholder approval, the stock options granted under the Plan (unless granted for purchase prices below the fair market value of the stock subject to the options) will satisfy the requirements to be treated as performance-based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Code. The Company believes, however, that it is unlikely that stock purchase rights granted under the Plan, or the purchase of restricted stock thereunder, will qualify as performance-based compensation. The Company's ability to deduct compensation attributable to the purchase of restricted stock under stock purchase rights will therefore probably be subject to the limit of Section 162(m) of the Code.

  Excess Parachute Payments

     Under Section 4999 of the Code, certain officers, stockholders, or highly-compensated individuals ("Disqualified Individuals") will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain "excess parachute payments" which they receive as a result of a change in control of the Company. Furthermore, Section 280G of the Code prevents the Company from taking a deduction for any "excess parachute payments." The cash out or acceleration of the vesting of stock options or restricted stock upon a Major Event may cause the holders of such stock options and restricted stock who are Disqualified Individuals to recognize certain amounts as "excess parachute payments" on which they must pay the 20% excise tax, and for which the Company will be denied a tax deduction.

  Special Rules; Withholding of Taxes

     Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act. Other special tax rules will apply if a participant exercises a stock option by delivering shares of Common Stock which he or she already owns, or through a "cashless exercise."

     The Company may take whatever steps the Committee deems appropriate to comply with any applicable withholding tax obligation, including requiring any participant to pay the amount of any applicable withholding tax to the Company in cash. The Committee may, in its discretion, authorize "cashless withholding."

                                            By Order of the Board Directors

                                            /s/ FRED T. MAY
                                            Fred T. May
                                            Chairman of the Board

Austin, Texas
April 7, 1998

                                                                       EXHIBIT A

                             ROSS TECHNOLOGY, INC.
        STOCK OPTION AND RESTRICTED STOCK PURCHASE PLAN 3.0, AS AMENDED

1. PURPOSE.

     The purpose of this Stock Option and Restricted Stock Purchase Plan 3.0 (the "Plan") of ROSS TECHNOLOGY, INC., a Delaware corporation (the "Company"), is to secure for the Company and its shareholders the benefits arising from stock ownership by selected officers and other key employees, directors, consultants and advisers of the Company or any of its subsidiaries. The Plan will provide a means whereby such persons may purchase shares of the common stock of the Company (the "Common Stock") pursuant to (i) options which will satisfy the requirements of "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) "nonqualified" stock options ("NSOs") and (iii) rights to purchase Common Stock pursuant to a restricted stock purchase agreement entered into between the Company and the purchaser ("Stock Purchase Rights").

2. ADMINISTRATION.

     The Plan shall be administered by a committee of the Board of Directors of the Company (the "Board") consisting of two or more directors of the Company (the "Committee") or, if no committee has been appointed by the Board, then by the Board. From such time, if ever, as the Company becomes obligated to file reports under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Plan shall be administered only by the Committee which shall then consist solely of persons who are both "non-employee directors" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code. Any action of the Committee with respect to administration of the Plan shall be taken by a majority vote or unanimous written consent of its members.

     Subject to the provisions of the Plan, the Committee shall have the full, absolute and unconditional discretion and authority (i) to construe and interpret the Plan, (ii) to define the terms used herein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine the individuals to whom and the time or times at which options and Stock Purchase Rights shall be granted, whether any option will be an ISO or NSO, the number of shares to be subject to each option or Stock Purchase Right, the option price or restricted stock purchase price (as the case may be), the number of installments, if any, in which each option or Stock Purchase Right may be exercised, (v) to determine the circumstances under which exercisability of any option or vesting of any restricted stock may be accelerated, (vi) to determine the duration of each option, (vii) to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan, (viii) to amend the terms of any outstanding option or restricted stock, with consent of the option holder (or as otherwise provided in the individual option agreement),
(ix) to convert an ISO into an NSO with consent of the option holder, and (x) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be made in good faith and shall be binding and conclusive on all participants in the Plan and their legal representatives and beneficiaries.

3. SHARES SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 17, the shares to be offered under the Plan shall consist of the Company's authorized but unissued Common Stock, and the aggregate amount of such stock which may be issued upon exercise of all options and Stock Purchase Rights under the Plan shall not exceed Nine Million Six Hundred Ninety Five Thousand (9,695,000) shares. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, or if the Company shall repurchase any Restricted Stock (as defined in Section 12(a)) pursuant to the repurchase option described in
Section 12(b), the unpurchased shares subject to such expired or terminated option or the shares of Restricted Stock so repurchased, as the case may be, shall again be available for options to be granted or Restricted Stock to be issued under the Plan.

4. ELIGIBILITY AND PARTICIPATION.

     Subject to Section 5, all officers and other key employees of the Company or of any subsidiary corporation (as defined in Section 424(f) of the Code) shall be eligible for selection to participate in the Plan. Subject to Section 5, Directors of the Company who are not regular employees of the Company and other non-employees who provide services to the Company or any subsidiary corporation may also participate in the Plan if the Board or the Committee so determines. An individual who has been granted an option or Stock Purchase Right may, if such individual is otherwise eligible, be granted one or more additional options or Stock Purchase Rights if the Committee shall so determine, subject to the other provisions of the Plan. No ISO may be granted to any person who, at the time the ISO is granted, is not an employee of the Company. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which ISOs (whenever granted) are exercisable for the first time by an option holder during any calendar year (under all incentive stock option plans of the Company and its affiliates) shall not exceed one hundred thousand dollars ($100,000). All ISOs granted under the Plan shall be granted within ten
(10) years from the date of adoption of this Plan. No participant may receive grants during any fiscal year of the Company or portion thereof of ISOs and NSOs, which, in the aggregate, cover more than One Million (1,000,000) shares, or of Stock Purchase Rights which, in the aggregate, cover more than One Million (1,000,000) shares reduced by the number of shares covered by ISOs and NSOs granted to such participant in such fiscal year or portion thereof, subject to adjustment as provided in Section 17. If an option expires or terminates for any reason without having been exercised in full, or if the Company repurchases any Restricted Stock pursuant to the repurchase option described in Section 12(b), the unpurchased shares subject to such expired or terminated option or the Restricted Stock so repurchased will continue to count against the maximum numbers of shares for which options or Stock Purchase Rights may be granted to a participant during any fiscal year of the Company or portion thereof.

5. FORMULA AWARDS TO NON-EMPLOYEE DIRECTORS.

     Any person who is or becomes a director and who is not a full-time or substantially full-time employee of the Company, including without limitation any representative or employee of any stockholder of the Company who is permitted by such stockholder to hold Company stock options as his or her own personal property, is referred to herein as a "Non-Employee Director." From and after the date of approval and adoption of this Section 5, each person who becomes a Non-Employee Director shall automatically be granted an NSO to purchase Ten Thousand (10,000) shares of Common Stock, subject to adjustment pursuant to Section 17, which grant shall be made effective on the date he or she first becomes a Non-Employee Director; provided that he or she has not been an employee of the Company, or otherwise received a grant of Company stock options, within one year prior to such date.

     During the term of the Plan, on August 31 of each year, each Non-Employee Director shall also be granted an NSO to purchase an additional Two Thousand (2,000) shares of Common Stock, all subject to adjustment pursuant to Section 17; provided, however, that no such annual grant shall be made to any person who has not completed at least six (6) months of service as a Non-Employee Director as of such August 31.

     The purchase price under each NSO granted to Non-Employee Directors shall equal one hundred percent (100%) of the fair market value of the stock subject to such NSO (as determined under Section 9) on the date the NSO is granted. Each NSO initially granted to a Non-Employee Director pursuant to the first paragraph of this Section 5 shall vest monthly over four years following the grant date at a rate of two and one-twelfths percent (2.08333%) per month. Each NSO granted to a Non-Employee Director on August 31 of any year pursuant to the preceding paragraph shall vest at a rate of eight and one-third percent (8.33333%) per month commencing with the thirty-seventh month following the grant date, such that 100% of such option shall vest by the date four years after the grant date. Once exercisable, each such NSO shall be fully exercisable for a period of ten
(10) years from the date of grant.

     In addition to the grants described in this Section 5, the Committee may make such other grants of options and/or Stock Purchase Rights under this Plan to Non-Employee Directors as it may determine in its discretion.

6. DURATION OF OPTIONS.

     Each option and all rights associated therewith shall expire on such date as the Committee may determine (as set forth in the particular option agreement), and shall be subject to earlier termination as provided herein; provided, however, that all stock options shall expire in any event within ten
(10) years from the date on which such options are granted, and provided, further, that in the case of ISOs granted to any person possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (a "10% Shareholder"), each ISO shall expire in any event within five
(5) years from the date on which such ISO is granted.

7. PURCHASE PRICE.

     Subject to Section 5, the purchase price of the stock covered by each option or Stock Purchase Right shall be determined by the Committee, but (a) in the case of ISOs, shall not be less than one hundred percent (100%) of the fair market value of such stock (as determined under Section 9) on the date the ISO is granted, and (b) in the case of ISOs granted to 10% Shareholders, shall not be less than one hundred and ten percent (110%) of the fair market value of such stock (as determined under Section 9) on the date the ISO is granted. The purchase price of the shares upon exercise of an option or Stock Purchase Right shall be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject in each case to the approval of the Committee in its sole discretion, (i) in the case of options, by delivery of shares of Common Stock already owned by, and in the possession of the option holder, (ii) by a five-year, full-recourse promissory note, bearing interest at a rate to be determined by the Committee in its discretion, made by option holder in favor of the Company, secured by the shares issuable upon exercise or other property, or
(iii) in the case of options, through a "cashless exercise," in any case complying with applicable law (including, without limitation, state and federal margin requirements), or any combination thereof. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value determined (in accordance with Section 9) on the date of exercise (or if such date is not a business day, as of the close of the business day immediately preceding such date).

8. EXERCISE OF OPTIONS.

     Subject to Section 5, each option granted under this Plan shall be exercisable (i) in such installments and at such times before its expiration date as the Committee shall determine, and (ii) subject to such other conditions, if any, as the Committee shall determine. Unless otherwise determined by the Committee, if the option holder shall not in any given installment period purchase all of the shares which the option holder is entitled to purchase in such installment period, then the option holder's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the option holder's option.

9. FAIR MARKET VALUE OF COMMON STOCK.

     So long as the Common Stock continues to be publicly traded, the fair market value of the Common Stock, as of any given measurement date, shall be the average of the highest and the lowest sale prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded or the closing sales price or the average of the last bid and asked prices of the Common Stock on the NASDAQ National Market System or "over the counter" market, as applicable, in each case on such measurement date, or, if such measurement date is not a trading day, on the last trading day preceding such measurement date. If the Common Stock ceases to be publicly traded, the fair market value of a share of Common Stock shall be determined for purposes of the Plan by the Committee with reference to the most recent sale price of the Common Stock, the earnings history, book value, prospects of the Company in light of market conditions generally and such other factors as the Committee may deem appropriate to reflect the fair market value thereof.

10. WITHHOLDING TAX.

     The Company shall have the right to take whatever steps the Committee deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company's obligations to deliver shares upon the exercise of options or Stock Purchase Rights under this Plan shall be conditioned upon compliance with all such withholding tax requirements. Without limiting the generality of the foregoing, upon (i) the disposition by an employee or other person of shares of Common Stock acquired pursuant to the exercise of an ISO granted pursuant to the Plan within two years of the granting of the ISO or within one year after exercise of the ISO, (ii) the exercise of NSOs, or (iii) the purchase by an employee of Restricted Stock or the lapse or termination of the Company's repurchase option on Restricted Stock, the Company shall have the right to withhold taxes from any other compensation or other amounts which it may owe to the employee, or to require such employee or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to such shares. Without limiting the generality of the foregoing, the Committee in its discretion may authorize a participant to satisfy all or part of any withholding tax liability by (A) having the Company withhold from the shares which would otherwise be issued on the exercise of an NSO that number of shares having a fair market value as of the date the withholding tax liability arises equal to or less than the amount of the withholding tax liability, or (B) by delivering to the Company previously-owned and unencumbered shares of the Common Stock of the Company (including unencumbered shares of Restricted Stock as to which the Company's repurchase option has lapsed) having a fair market value as of the date the withholding tax liability arises equal to or less than the amount of the withholding tax liability.

11. NONTRANSFERABILITY.

     An ISO granted under the Plan shall, by its terms, be non-transferable by the option holder, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the option holder's lifetime only by the option holder, regardless of any community property interest therein of the spouse of the option holder, or such spouse's successors in interest. If the spouse of the option holder shall have acquired a community property interest in such option, the option holder, or the option holder's permitted successors in interest, may exercise the option on behalf of the spouse of the option holder or such spouse's successors in interest.

     An NSO granted under the Plan shall, by its terms, be non-transferable by the option holder, either voluntarily or by operation of law, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, and shall be exercisable during the option holder's lifetime only by the option holder, or, to the extent permitted by the Committee or by the terms of the option agreement, the spouse of the option holder who obtained the option pursuant to such a qualified domestic relations order described herein or pursuant to Section 15.

     Each share of Restricted Stock issued under the Plan shall, by its terms, be non-transferable by the holder thereof, either voluntarily or by operation of law, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, until the Company's repurchase rights with respect to such share lapse or are cancelled in full.

     At the discretion of the Committee, any option agreement may contain restrictions on transfer of the shares issuable upon exercise of the option, and any Restricted Stock purchase agreement may contain restrictions on transfer of the shares purchased thereunder, in each case including a right of first refusal and/or a right of repurchase by the Company.

     Notwithstanding the foregoing, to the extent that the Committee so authorizes at the time an option or Stock Purchase Right is granted or amended, such option or Stock Purchase Right, or Restricted Stock purchased under such Stock Purchase Right, may be assigned, in connection with the holder's estate plan, in whole or in part, during the holder's lifetime to one or more members of the holder's immediate family or to a trust established exclusively for one or more of such immediate family members. Rights under the assigned portion may be exercised by the person or persons who acquire a proprietary interest in such option, Stock Purchase Right, or Restricted Stock pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option, Stock Purchase Right, or Restricted Stock immediately before such assignment and shall be set forth in such documents issued to the assignee as the Committee deems appropriate. For purposes of this Section 11, the term "immediate family" means an individual's spouse, children, stepchildren, grandchildren and parents.

12. STOCK PURCHASE RIGHTS.

     (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with stock option awards granted under the Plan and/or any other cash or non-cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person shall be entitled to purchase, the price to be paid and the time within which such person must accept such offer, which shall in no event exceed 60 days from the date the Stock Purchase Right was granted. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Committee. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

     (b) Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

     (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

13. SHARES TO BE ISSUED IN COMPLIANCE WITH FEDERAL SECURITIES LAWS AND EXCHANGE RULES.

     At the discretion of the Committee, any option agreement may provide that the option holder (and any transferee), by accepting such option, represents and agrees that none of the shares purchased upon exercise of the option will be acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, or any applicable state "blue sky" laws, and the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act or state blue sky laws by such person. In addition, at the discretion of the Committee, any Restricted Stock purchase agreement may provide that the purchaser (and any transferee), by accepting such Restricted Stock, represents and agrees that none of the shares so purchased are being acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act and the rules and regulations promulgated thereunder, or any applicable state "blue sky" laws, and such agreement may provide for indemnification of the Company in the event of any violation of the Securities Act or state blue sky laws by such purchaser. The Company shall use its reasonable efforts to take all necessary and appropriate action to assure that the shares issuable upon the exercise of any option or Stock Purchase Right shall be issued in full compliance with the Securities Act, state blue sky laws and all applicable listing requirements of any principal securities exchange on which shares of the same class are listed.

14. TERMINATION OF EMPLOYMENT.

     If a holder of an ISO or NSO ceases to be employed by the Company or any of its subsidiary corporations for any reason other than the option holder's death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the option holder's ISO or NSO shall be exercisable for a period of three (3) months (unless otherwise specified by the Committee in an individual stock option agreement) after the date the option holder ceases to be an employee of the Company or such subsidiary corporation (unless by its terms it sooner expires) to the extent exercisable on the date of such cessation of employment and shall thereafter expire and be void and of no further force or effect. A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for the purposes of this Section 14, but no option may be exercised during any such leave of absence, except during the first three (3) months thereof. Termination of employment or other relationship with the Company by the holder of a Stock Purchase Right shall cause such Stock Purchase Right to lapse immediately, unless otherwise determined by the Committee in its discretion. Any option or Stock Purchase Right transferred pursuant to a qualified domestic relations order pursuant to Section 11 shall continue to be subject to the provisions governing the grant to the original grantee, including without limitation, the provisions governing exercisability, vesting and termination (which shall be determined by reference to the employment status of the original grantee), unless the option agreement or the Committee provides otherwise.

15. DEATH OR PERMANENT DISABILITY OF OPTION HOLDER.

     If the holder of an ISO or NSO dies or becomes permanently disabled (within the meaning of Section 22(e)(3) of the Code) while the option holder is employed by the Company or any of its subsidiaries, the option holder's ISO or NSO shall be exercisable for a period of twelve (12) months (unless otherwise specified by the Committee in an individual stock option agreement) after the date of such death or permanent disability (unless by its terms it sooner expires) to the extent exercisable on the date of death or permanent disability and shall thereafter expire and be void and of no further force or effect. During such period after death, such ISO or NSO may, to the extent that it remained unexercised (but exercisable by the option holder according to such option's terms) on the date of such death, be exercised by the person or persons to whom the option holder's rights under the option shall pass by the option holder's will or by the laws of descent and distribution. The death or disability of a holder of a Stock Purchase Right shall cause such Stock Purchase Right to lapse immediately, unless otherwise determined by the Committee in its discretion.

16. PRIVILEGES OF STOCK OWNERSHIP.

     No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon the exercise of any option unless and until there shall have been full compliance with all applicable requirements of the Securities Act (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange or other market system on which shares of the same class are then listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

17. ADJUSTMENTS.

     If the outstanding shares of the Common Stock (or any other class of shares or securities which shall have become eligible for grant under the Plan pursuant to this sentence) are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share or other unit of any security covered by the option. A corresponding adjustment shall also be made as to the number of shares to be granted to Non-Employee Directors pursuant to the formula provisions of Section 5.

     Upon the happening of a "Major Event" (as defined below), the Plan shall terminate, all options and Stock Purchase Rights theretofore granted hereunder shall terminate, and the Company shall repurchase all Restricted Stock remaining subject to repurchase options, unless the Committee provides, in its discretion, in the individual option agreements, or otherwise in writing in connection with such Major Event, for one or more of the following alternatives with respect to options and one or more of the following alternatives with respect to Stock Purchase Rights and Restricted Stock: (i) for the options theretofore granted to become immediately exercisable notwithstanding the provisions of Section 8; (ii) for the assumption by the successor corporation of the options and Stock Purchase Rights theretofore granted or agreements regarding Restricted Stock theretofore issued, or the substitution by such corporation for such options, rights and Restricted Stock of new options and rights covering the stock of the successor corporation and restricted stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by such successor corporation, in which event the Plan and the options, Stock Purchase Rights and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided; (iv) for the payment in cash or stock in lieu of and in complete satisfaction of such options, Stock Purchase Rights and Restricted Stock; or (v) for the cancellation of the Company's repurchase options on Restricted Stock. A "Major Event" shall mean the occurrence of any of the following:

          (A) Any "Person" or "Group" (as such terms are defined in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) other than Fujitsu Limited, a Japanese corporation, or a Person controlled thereby (collectively, "Fujitsu") is or becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company, or of any entity resulting from a merger or consolidation involving the Company, representing more than fifty percent (50%) of the combined voting power of the then outstanding securities of the Company or such entity.

          (B) The consummation of the acquisition by Fujitsu, directly or indirectly, and regardless of the form or manner of the acquisition, of all of the issued and outstanding shares of Common Stock of the Company.

          (C) The consummation of (x) a merger, consolidation or reorganization to which the Company is a party, whether or not the Company is the Person surviving or resulting therefrom, or (y) a sale, assignment, lease, conveyance or other disposition of all or substantially all of the assets of the Company, in one transaction or a series of related transactions, to any Person other than the Company, where any such transaction or series of related transactions as is referred to in clause (x) or clause (y) above in this subparagraph (C) (a "Transaction") does not otherwise result in a "Major Event" pursuant to subparagraph (A) of this definition of "Major Event"; provided, however, that no such Transaction shall constitute a "Major Event" under this subparagraph (C) if the Persons who were the stockholders of the Company immediately before the consummation of such Transaction and Fujitsu are the Beneficial Owners, immediately following the consummation of such Transaction, of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Person surviving or resulting from any merger, consolidation or reorganization referred to in clause (x) above in this subparagraph (C) or the Person to whom the assets of the Company are sold, assigned, leased, conveyed or disposed of in any transaction or series of related transactions referred in clause (y) above in this subparagraph (C).

     Adjustments under this Section 17 shall be made by the Committee, whose reasonable determination in good faith as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

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

18. AMENDMENT AND TERMINATION OF PLAN.

     The Board may at any time suspend or terminate the Plan. Subject to Section 5, the Board may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained, increase the maximum number of shares in the aggregate which may be sold pursuant to options granted under the Plan, except as permitted under the provisions of Section 17, or change the minimum purchase price of ISOs set forth in Section 7, or increase the maximum term of ISOs provided for in Section 6, or permit the granting of options to anyone other than as provided in Section 4, or otherwise materially increase the benefits accruing to participants under the Plan.

     Notwithstanding any other provision of this Plan to the contrary, no amendment, revision, suspension or termination of the Plan shall in any way modify, amend, alter or impair any rights or obligations under any option or Stock Purchase Right theretofore granted, or Restricted Stock purchase agreement theretofore entered into, under the Plan, without (a) specific action of the Board or the Committee, and (b) the written, signed consent of the holder of the affected option, Stock Purchase Agreement, or Restricted Stock; provided, however, that the Board or the Committee may unilaterally amend this Plan or any option, Stock Purchase Right or Restricted Stock purchase agreement, without the consent of the holder thereof, if such amendment is necessary or desirable to comply with the Securities Act, state blue sky laws, or applicable listing requirements of any principal securities exchange on which shares of the same class of securities for which the options or Stock Purchase Rights are exercisable are listed, to preserve the status of options as ISOs, or to preserve the tax deductibility to the Company of any awards made under this Plan.

19. EFFECTIVE DATE OF PLAN.

     The Plan shall be submitted for approval by the holders of the outstanding voting stock of the Company within twelve (12) months from the date the Plan is adopted by the Board. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company (a) by the affirmative vote of the holders of a majority of the voting shares of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the Delaware General Corporation Law or (b) by the execution of a unanimous written consent duly executed in accordance with the Delaware General of Corporation Law by the holders of all the outstanding voting shares of the Company.

     The Stock Option and Restricted Stock Purchase Plan 3.0 shall be effective upon its adoption by the Company's Board of Directors, provided that, within twelve (12) months of such adoption, such Plan is approved by the affirmative vote of the holders of a majority of the voting shares of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the Delaware General Corporation Law.

20. GOVERNING LAW.

     The Plan shall be governed for all purposes by the laws of the State of Delaware, and any issue arising in connection with the interpretation or enforcement of the Plan or of the terms or conditions of any option granted under the Plan shall be resolved in accordance therewith.

                                        8